Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information has been prepared to illustrate the estimated effects of the divestitures. The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of earnings are based on the historical consolidated financial statements of Black Knight, Inc. (“Black Knight”).

The unaudited pro forma condensed consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only. The unaudited pro forma condensed consolidated financial information does not necessarily reflect what the company’s financial condition or results of operations would have been had the divestiture occurred on the dates indicated. The unaudited pro forma condensed consolidated financial information also may not be useful in predicting the future financial condition and results of operations of the company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma condensed consolidated financial information only reflects the divestiture transactions described above and in the notes to the unaudited pro forma condensed consolidated financial information and does not reflect any operating efficiencies and/or cost savings that Black Knight may achieve, or incremental costs associated with the company.

The unaudited pro forma condensed consolidated financial statements have been developed from and should be read in conjunction with the accompanying notes and the separate historical consolidated financial statements and the related notes thereto in Black Knight’s SEC filings.

Black Knight, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet Information

(In millions)

	As of June 30, 2023
	Black Knight	Transaction Accounting Adjustments	Pro Forma Adjustments	Notes	Pro Forma Black Knight
ASSETS
Current assets:
Cash and cash equivalents	$15.9	$(0.6)	$240.0	(a)	$255.3
Trade receivables, net	205.4	(42.9)	—		162.5
Prepaid expenses and other current assets	147.7	97.3	—	(f)	245.0

Total current assets	369.0	53.8	240.0		662.8
Property and equipment, net	129.2	(1.6)	—		127.6
Software, net	424.9	(142.6)	—		282.3
Other intangible assets, net	408.8	(335.8)	—		73.0
Goodwill	3,747.8	(1,315.7)	—		2,432.1
Investments	224.1	—	—		224.1
Deferred contract costs, net	189.2	(64.4)	—		124.8
Other non-current assets	275.5	(158.6)	500.0	(b)	616.9

Total assets	$5,768.5	$(1,964.9)	$740.0		$4,543.6

LIABILITIES AND EQUITY
Current liabilities:
Trade accounts payable and other accrued liabilities	$68.9	$(8.7)	$—		$60.2
Income taxes payable	23.4	(23.4)	—	(f)	—
Accrued compensation and benefits	70.9	(11.5)	—		59.4
Current portion of debt	43.8	—	—		43.8
Deferred revenues	50.3	(4.9)	—		45.4

Total current liabilities	257.3	(48.5)	—		208.8
Deferred revenues	31.1	(1.3)	—		29.8
Deferred income taxes	204.9	(73.8)	—	(f)	131.1
Long-term debt, net of current portion	2,401.9	—	—		2,401.9
Other non-current liabilities	46.4	(2.7)	—		43.7

Total liabilities	2,941.6	(126.3)	—		2,815.3

Redeemable noncontrolling interests	43.4	—	—		43.4
Equity:
Additional paid-in capital	1,363.7	—	—		1,363.7
Retained earnings	1,609.4	(1,838.6)	740.0	(c)	510.8
Accumulated other comprehensive loss	(2.1)	—	—		(2.1)
Treasury stock, at cost	(187.5)	—	—		(187.5)

Total shareholders’ equity	2,783.5	(1,838.6)	740.0		1,684.9

Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$5,768.5	$(1,964.9)	$740.0		$4,543.6

Black Knight, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Earnings

(In millions, except per share data)

	For the six months ended June 30, 2023
	Black Knight	Transaction Accounting Adjustments	Notes	Pro Forma Black Knight
Revenues	$750.4	$(185.2)		$565.2
Expenses:
Operating expenses	444.0	(121.8)		322.2
Depreciation and amortization	164.7	(73.9)		90.8

Total expenses	608.7	(195.7)		413.0

Operating income	141.7	10.5		152.2

Other income and expense:
Interest expense, net	(63.6)	(1.5)		(65.1)
Other income, net	188.0	—		188.0

Total other income, net	124.4	(1.5)		122.9

Earnings before income taxes and equity in losses of unconsolidated affiliates	266.1	9.0		275.1
Income tax expense	67.1	2.3	(e)	69.4

Earnings before equity in losses of unconsolidated affiliates	199.0	6.7		205.7
Equity in losses of unconsolidated affiliates, net of tax	(1.9)	—		(1.9)

Net earnings	$197.1	$6.7		$203.8

Net earnings per share:
Basic	$1.27	$0.04		$1.31

Diluted	$1.27	$0.04		$1.31

Weighted average shares of common stock outstanding:
Basic	154.8			154.8

Diluted	155.7			155.7

Black Knight, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Earnings

(In millions, except per share data)

	For the year ended December 31, 2022
		Transaction
		Accounting		Pro Forma
	Black Knight	Adjustments	Notes	Black Knight
Revenues	$1,551.9	$(379.6)		$1,172.3
Expenses:
Operating expenses	904.1	(241.0)		663.1
Depreciation and amortization	369.6	(172.8)		196.8

Total expenses	1,273.7	(413.8)		859.9

Operating income	278.2	34.2		312.4

Other income and expense:
Interest expense, net	(100.6)	2.1		(98.5)
Other expense, net	(11.9)	—		(11.9)

Total other expense, net	(112.5)	2.1		(110.4)

Earnings before income taxes and equity in earnings of unconsolidated affiliates	165.7	36.3		202.0
Income tax expense	22.4	9.3	(e)	31.7

Earnings before equity in earnings of unconsolidated affiliates	143.3	27.0		170.3
Equity in earnings of unconsolidated affiliates, net of tax	306.7	—		306.7

Net earnings	450.0	27.0		477.0
Net losses attributable to redeemable noncontrolling interests	2.5	(2.5)	(g)	—

Net earnings attributable to Black Knight	$452.5	$24.5		$477.0

Net earnings per share:
Basic	$2.93	$0.16		$3.09

Diluted	$2.91	$0.16		$3.07

Weighted average shares of common stock outstanding:
Basic	154.4			154.4

Diluted	155.6			155.6

Black Knight, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Earnings

(In millions, except per share data)

	For the year ended December 31, 2021
		Transaction
		Accounting		Pro Forma
	Black Knight	Adjustments	Notes	Black Knight
Revenues	$1,475.2	$(351.4)		$1,123.8
Expenses:
Operating expenses	807.2	(216.7)		590.5
Depreciation and amortization	365.0	(172.4)		192.6

Total expenses	1,172.2	(389.1)		783.1

Operating income	303.0	37.7		340.7

Other income and expense:
Interest expense, net	(83.6)	8.2		(75.4)
Other expense, net	(6.4)	—		(6.4)

Total other expense, net	(90.0)	8.2		(81.8)

Earnings before income taxes and equity in earnings of unconsolidated affiliates	213.0	45.9		258.9
Income tax expense	35.7	11.6	(e)	47.3

Earnings before equity in earnings of unconsolidated affiliates	177.3	34.3		211.6
Equity in earnings of unconsolidated affiliates, net of tax	2.6	—		2.6

Net earnings	179.9	34.3		214.2
Net losses attributable to redeemable noncontrolling interests	28.0	(28.0)	(g)	—

Net earnings attributable to Black Knight	$207.9	$6.3		$214.2

Net earnings per share:
Basic	$1.34	$0.04		$1.38

Diluted	$1.33	$0.04		$1.37

Weighted average shares of common stock outstanding:
Basic	155.1			155.1

Diluted	155.8			155.8

Black Knight, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Earnings

(In millions, except per share data)

	For the year ended December 31, 2020
	Black Knight	Transaction Accounting Adjustments	Pro Forma Adjustments	Notes	Pro Forma Black Knight
Revenues	$1,238.5	$(204.9)	$—		$1,033.6
Expenses:
Operating expenses	701.0	(137.2)	—		563.8
Depreciation and amortization	270.7	(85.4)	—		185.3

Total expenses	971.7	(222.6)	—		749.1

Operating income	266.8	17.7	—		284.5

Other income and expense:
Interest expense, net	(62.9)	3.4	—		(59.5)
Other income (expense), net	16.4	—	(1,463.8)	(d)	(1,447.4)

Total other expense, net	(46.5)	3.4	(1,463.8)		(1,506.9)

Earnings (loss) before income taxes and equity in earnings of unconsolidated affiliates	220.3	21.1	(1,463.8)		(1,222.4)
Income tax expense (benefit)	41.6	5.3	(370.3)	(e), (f)	(323.4)

Earnings (loss) before equity in earnings of unconsolidated affiliates	178.7	15.8	(1,093.5)		(899.0)
Equity in earnings of unconsolidated affiliates, net of tax	67.1	—	—		67.1

Net earnings (loss)	245.8	15.8	(1,093.5)		(831.9)
Net losses attributable to redeemable noncontrolling interests	18.3	(18.3)	—	(g)	—

Net earnings (loss) attributable to Black Knight	$264.1	$(2.5)	$(1,093.5)		$(831.9)

Net earnings per share:
Basic	$1.74	$(0.02)	$(7.19)		$(5.47)

Diluted	$1.73	$(0.02)	$(7.15)		$(5.44)

Weighted average shares of common stock outstanding:
Basic	152.0				152.0

Diluted	152.9				152.9

Black Knight, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

1)	Basis of Presentation

On May 4, 2022, Black Knight, Inc., a Delaware corporation (“Black Knight”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”), with Intercontinental Exchange, Inc., a Delaware corporation (“ICE”), and Sand Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of ICE (“Sub”), as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 7, 2023 (the “Amendment”, and the Original Merger Agreement as amended by the Amendment, the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Sub merged with and into Black Knight (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Merger Transactions”), with Black Knight continuing as the surviving corporation and as a wholly owned subsidiary of ICE. In connection with entering into the Amendment, on March 7, 2023, at the request of ICE, Black Knight entered into an Equity Purchase Agreement (as amended, the “Empower Divestiture Agreement”) with Constellation Web Solutions Inc., a Delaware corporation and a subsidiary of Constellation Software Inc. (“Constellation”), and ICE (solely for the purposes set forth in the Empower Divestiture Agreement) in furtherance of the transactions contemplated by the Merger Agreement. Black Knight and ICE executed the Empower Divestiture Agreement in order to seek to address certain alleged antitrust concerns raised by the U.S. Federal Trade Commission (“FTC”) regarding the transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Empower Divestiture Agreement, after the closing of the Merger, Constellation purchased Black Knight’s Empower loan origination system (LOS), including its Exchange, LendingSpace and AIVA solutions (the “Empower Divested Business”) from Black Knight (collectively with the other transactions contemplated by the Empower Divestiture Agreement, the “Empower Divestiture Transaction”).

On July 14, 2023, at the request of ICE, Black Knight entered into an Equity Purchase Agreement (as amended, the “OB Divestiture Agreement”) with Project Badger Holdco Inc. (“Purchaser”), a Delaware corporation and a subsidiary of Constellation, and ICE (solely for the purposes set forth in the OB Divestiture Agreement) in furtherance of the transactions contemplated by the Merger Agreement. Black Knight and ICE executed the OB Divestiture Agreement in order to address certain alleged antitrust concerns raised by the FTC in its lawsuits against Black Knight and ICE regarding the Merger Transactions.

Pursuant to the terms and subject to the conditions set forth in the OB Divestiture Agreement, after the completion of the Merger, Purchaser purchased Black Knight’s Optimal Blue business division (the “OB Divested Business”) from Black Knight (collectively with the other transactions contemplated by the OB Divestiture Agreement, the “OB Divestiture Transaction”). The purchase price payable by Purchaser to Black Knight under the OB Divestiture Agreement was $700 million, comprised of $200 million in cash and a promissory note issued by Purchaser to Black Knight at the closing of the OB Divestiture Transaction (the “OB Divestiture Closing”) in the principal amount of $500 million (the “Note”), subject to specified adjustments. The Note accrues interest at a rate of 7% per annum, compounded annually and payable in arrears. The first cash interest and amortization payment under the Note is due on the day prior to the fifth anniversary of the OB Divestiture Closing and thereafter interest and amortization payments will be due annually on the subsequent anniversaries of that date. The Note matures on the fortieth anniversary of the OB Divestiture Closing, subject to earlier optional prepayment. Black Knight is obligated to transfer the Note within six months of the OB Divestiture Closing to a third party that is not a seller of a mortgage product pricing and eligibility engine or loan origination system products.

On September 5, 2023, the Merger was completed. On September 14, 2023, the Empower Divestiture Transaction and OB Divestiture Transaction were completed. The preceding unaudited pro forma condensed consolidated financial information of Black Knight is presented to illustrate the estimated effects of the Empower Divestiture Transaction and OB Divestiture Transaction on the historical financial information of Black Knight.

Accounting Periods Presented

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2023 was based on the unaudited historical financial statements of Black Knight. The unaudited pro forma condensed consolidated balance sheet gives effect to the Empower Divestiture Transaction, OB Divestiture Transaction and financing activities as if they had been completed June 30, 2023. The unaudited pro forma condensed consolidated statement of earnings for the period ended June 30, 2023 was based on the unaudited historical financial statements of Black Knight. The unaudited pro forma condensed consolidated statements of earnings for the period ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020 gives effect to the Empower Divestiture Transaction as if it had been completed on January 1, 2020, the first day of Black Knight’s fiscal year. The unaudited pro forma condensed consolidated statements of earnings for the period ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020 give effect to the OB Divestiture Transaction as if it had been completed on September 15, 2020, the day Black Knight acquired Optimal Blue.

2)	Adjustments to the Unaudited Pro Forma Condensed Consolidated Financial Information

Adjustments included in the column under the heading “Transaction Accounting Adjustments” represent the removal of assets and liabilities related to the Empower Divested Business and OB Divested Business for the applicable reporting period. Retained earnings reflects adjustments for the loss on sale of the assets and liabilities. Other adjustments included represent the following:

(a)	Adjustment for cash proceeds of $40 million and $200 million received in the Empower Divestiture Transaction and OB Divestiture Transaction, respectively.

(b)

Adjustment for the $500 million principal amount of the Note with Constellation for the OB Divestiture Transaction. Black Knight is obligated to transfer the Note within six months of the OB Divestiture Closing to a third party that is not a seller of a mortgage product pricing and eligibility engine or loan origination system products. The proceeds related to the Note are not able to be estimated at this time and may differ materially from the Note principal amount.

(c)	Adjustment for total purchase price of $40 million and $700 million in the Empower Divestiture Transaction and OB Divestiture Transaction, respectively.

(d)

Adjustment for the loss on sale of the Empower Divested Business as if the Empower Divestiture Transaction had been completed on January 1, 2020 and the loss on sale of the OB Divested Business as if the OB Divestiture Transaction had been completed on September 15, 2020, the day Black Knight acquired Optimal Blue.

(e)

Adjustment for the estimated income tax impact related to the Empower Divested Business and OB Divested Business based on our statutory tax rate of 25.5% for the period ended June 30, 2023 and the years ended December 31, 2022, 2021 and 2020.

(f)

Adjustment for the estimated income tax impact related to the sale of the Empower Divested Business and OB Divested Business and related transactions based on our statutory tax rate of 25.5%, including the recognition of an income tax benefit, which is included in Prepaid expenses and other current assets as of June 30, 2023.

(g)	Adjustment to eliminate the noncontrolling interest related to the OB Divested Business.